UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 12, 2016

FLEETMATICS GROUP PLC

(Exact name of registrant as specified in its charter)

Ireland	001-35678	98-1170810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block C, Cookstown Court Belgard Road Tallaght Dublin 24 Ireland
(Address of principal executive offices)		(Zip Code)

+353 (1) 413 1250

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission to a Vote of Security Holders.

As previously reported, Fleetmatics Group PLC, a public limited company incorporated in Ireland (the “Company”), entered into a Transaction Agreement on July 30, 2016 by and among the Company, Verizon Communications Inc., a Delaware corporation (“Verizon”), and Verizon Business International Holdings B.V., a private limited company incorporated under the laws of the Netherlands and an indirect wholly-owned subsidiary of Verizon (“Bidco”), in connection with a proposed acquisition (the “Acquisition”) of the entire issued and to be issued share capital of the Company, whereby Bidco will acquire all of the issued and to be issued share capital of the Company not already owned by Verizon or its subsidiaries for cash by means of a scheme of arrangement (the “Scheme of Arrangement”) under Chapter 1 of Part 9 of the Irish Companies Act of 2014 and in accordance with the Irish Takeover Panel Act 1997, Takeover Rules 2013, as amended, as described in the proxy statement to Fleetmatics shareholders dated September 8, 2016 (the “Proxy Statement”).

On October 12, 2016, the Company held a meeting of the Scheme shareholders (the “Court Meeting”) and an extraordinary general meeting of shareholders (the “EGM”), in each case relating to approval of the Scheme of Arrangement and proposals required to implement the Scheme of Arrangement. A quorum was present at each of the Court Meeting and the EGM. The Company’s shareholders approved each of the proposals at the Court Meeting and the EGM required to approve and implement the Scheme of Arrangement.

The final results of voting on each of the proposals submitted to a vote of the Company’s shareholders at the Court Meeting and the EGM are as follows:

Court Meeting

1.	The shareholders approved the Scheme of Arrangement in its original form with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the High Court.

Votes For	Votes Against	Abstentions	Percentage of Votes in Favor
30,971,342	18,825	289,699	99.01%

EGM

1.	Special Resolution: Amendment of Memorandum of Association

The shareholders approved an amendment to the Memorandum of Association of the Company to authorize the Company to enter into a Scheme of Arrangement pursuant to Sections 449 to 455 of the Irish Companies Act 2014.

Votes For	Votes Against	Abstentions	Percentage of Votes in Favor
31,197,196	2,014	313,311	98.99%

2.	Ordinary Resolution: To Approve the Scheme of Arrangement

The shareholders approved the Scheme of Arrangement as described in the Proxy Statement with or subject to such amendments, modifications and changes as may be approved or imposed by the High Court of Ireland, and authorized the directors to take all necessary action to effect the Scheme of Arrangement.

Votes For	Votes Against	Abstentions	Percentage of Votes in Favor
31,185,431	13,853	313,237	98.96%

3.	Special Resolution: Cancellation of Cancellation Shares

The shareholders approved to reduce the issued share capital of the Company by the nominal value of the Cancellation Shares and to cancel all such Cancellation Shares as set out in the Proxy Statement.

Votes For	Votes Against	Abstentions	Percentage of Votes in Favor
31,195,697	2,277	314,547	98.99%

4.	Ordinary Resolution: Directors’ Authority to Allot Securities and Application of Reserves

The shareholders authorized the directors to allot the New Fleetmatics Shares as described in the Proxy Statement and to apply the reserve created by the reduction of capital referred to in Resolution 3 in paying up the New Fleetmatics Shares in full at par, such New Fleetmatics Shares to be allotted and issued to Verizon Business International Holdings B.V. or its nominee(s).

Votes For	Votes Against	Abstentions	Percentage of Votes in Favor
31,183,448	13,926	315,147	98.95%

5.	Special Resolution: Amendment to Articles

The shareholders approved an amendment to the Articles of Association of the Company in furtherance of the Scheme of Arrangement as described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Percentage of Votes in Favor
31,195,459	2,315	314,747	98.99%

6.	Ordinary Resolution (non-binding, advisory): Approval of “Golden Parachute Compensation”

The shareholders approved on a non-binding advisory basis the “Golden Parachute Compensation” of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Percentage of Votes in Favor
29,063,339	2,106,642	342,540	92.22%

Item 8.01. Other Events.

On October 12, 2016, the Company issued a press release announcing the results of the Court Meeting and the EGM. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued by the Company on October 12, 2016

Cautionary Statement Regarding Forward-Looking Statements

The information contained in this document contains forward-looking statements. These statements are based on estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include estimated or anticipated future results, or other non-historical facts concerning Fleetmatics and its subsidiaries. Forward-looking statements also include those preceded or followed by the words “will”, “may”, “could”, “would”, “to be”, “might”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “future”, “positioned”, “potential”, “intend”, “continue”, “remain”, “scheduled”, “outlook”, “set to”, “subject to”, “upcoming”, “target” or similar expressions. For those statements, Fleetmatics claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and beliefs about future events. As with any projection or forecast, they are inherently susceptible to uncertainty and changes in circumstances. Except as required by law, we are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Various factors could adversely affect our operations, business or financial results in the future and cause our actual results to differ materially from those contained in the forward-looking statements, including those factors discussed in detail in Fleetmatics’ filings with the Securities and Exchange Commission (“SEC”), including those discussed in Fleetmatics’ Annual Report on Form 10-K for the year ended December 31, 2015 and Amendment No. 1 thereto under the heading “Risk Factors,” as updated from time to time by Fleetmatics’ Quarterly Reports on Form 10-Q and other documents of Fleetmatics on file with the SEC or in the Proxy Statement. There may be additional risks that neither Fleetmatics nor Verizon presently know or that Fleetmatics and Verizon currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Fleetmatics’ and Verizon’s expectations, plans or forecasts of future events and views as of the date of this report. Fleetmatics and Verizon anticipate that subsequent events and developments will cause Fleetmatics’ and Verizon’s assessments to change. However, while Fleetmatics and Verizon may elect to update these forward-looking statements at some point in the future, Fleetmatics and Verizon specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Fleetmatics’ and Verizon’s assessments as of any date subsequent to the date of this report.

The directors of Fleetmatics accept responsibility for the all information contained in this document. To the best of the knowledge and belief of the directors of Fleetmatics (who have taken all reasonable care to ensure that such is the case), the information contained in this document is in accordance with the facts and does not omit anything likely to affect the import of such information.

The release, publication or distribution of this document in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this document and all other documents relating to the Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any restricted jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the parties to the Acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

Under the provisions of Rule 8.3 of the Takeover Rules, if any person is, or becomes, “interested” (directly or indirectly) in, 1% or more of any class of “relevant securities” of Fleetmatics, all “dealings” in any “relevant securities” of Fleetmatics (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by not later than 3.30 p.m. (Irish time) on the “business” day following the date of the relevant transaction. This requirement will continue until the date on which the “offer period” ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of Fleetmatics, they will be deemed to be a single person for the purposes of Rule 8.3 of the Takeover Rules.

Under the provisions of Rule 8.1 of the Takeover Rules, all “dealings” in “relevant securities” of Fleetmatics by Verizon or Verizon Business International Holdings B.V. or by any party acting in concert with either of them, or by any person acting in concert with Fleetmatics, must also be disclosed by no later than 12 noon (Irish time) on the “business” day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose “relevant securities” “dealings” should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2016	FLEETMATICS GROUP PLC

	By:	/s/ Stephen Lifshatz
	Name:	Stephen Lifshatz
	Title:	Chief Financial Officer
Chief Accounting Officer
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company on October 12, 2016